UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

February 1, 2005	0-7928
Date of Report (Date of earliest event reported)	Commission File Number

(Exact name of registrant as specified in its charter)
Delaware	11-2139466
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

105 Baylis Road Melville, New York 11747
(Address of Principal Executive Offices) (Zip Code)
(631) 777-8900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01      Other Events.

On February 1, 2005, Comtech Telecommunications Corp. closed on its previously announced agreement to acquire certain assets and certain liabilities of Tolt Technologies, Inc. (“Tolt”). Tolt, which is based in Gig Harbor, Washington, has significant experience in providing turnkey employee mobility solutions to large enterprises such as Microsoft and Boeing, including hands-on experience with customers that have trucking fleets such as Praxair and Golden State Overnight.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Comtech Telecommunications Corp. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 2, 2005	COMTECH TELECOMMUNICATIONS CORP. By: /s/ Robert G. Rouse —————————————— Name: Robert G. Rouse Title: Executive Vice President and Chief Financial Officer